Ivy Cundill Global Value Fund
Summary Prospectus | July 29, 2016, as supplemented September 30, 2016

SHARE CLASS (TICKER): CLASS A SHARES (ICDAX)  |  CLASS  B SHARES (ICDBX)  |  CLASS C SHARES (ICDCX)  |  CLASS E SHARES (ICVEX)  |  CLASS I SHARES (ICVIX)

  |  CLASS R SHARES (IYCUX)|  CLASS R6 SHARES (ICNGX)  |  CLASS Y SHARES (ICDYX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at www.ivyinvestments.com/prospectus. You also can get this information at no cost by calling 800.777.6472 or by sending an e-mail request to IMCompliance@waddell.com. You also can get this information from your investment provider. The Fund’s prospectus and SAI dated July 29, 2016 (as each may be amended or supplemented) are incorporated herein by reference.

Objective

To seek to provide capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in funds within Ivy Funds, InvestEd Portfolios and/or Waddell & Reed Advisors Funds. More information about these and other discounts is available from your financial professional and in the Sales Charge Reductions section on page 237 of the Fund’s prospectus and in the Purchase, Redemption and Pricing of Shares section on page 134 of the Fund’s statement of additional information (SAI). The Fund’s Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges.

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B		Class C		Class E		Class I	Class R	Class R6	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None		None		5.75%		None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00%	[1]	5.00%	[1]	1.00%	[1]	None		None	None	None	None
Maximum Account Fee	$20	[2]	None		$20	[2]	$20	[2]	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class E	Class I	Class R	Class R6	Class Y
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%	0.00%	0.50%	0.00%	0.25%
Other Expenses	0.50%	0.92%	0.35%	0.88%	0.29%	0.38%	0.13%	0.30%
Total Annual Fund Operating Expenses	1.75%	2.92%	2.35%	2.13%	1.29%	1.88%	1.13%	1.55%
Fee Waiver and/or Expense Reimbursement[3,4,5]	0.16%	0.16%	0.16%	0.82%	0.16%	0.16%	0.16%	0.16%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[6]	1.59%	2.76%	2.19%	1.31%	1.13%	1.72%	0.97%	1.39%

[1]	For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]	With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $650 at the close of business on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20. With limited exceptions, for Class E shares, the current $20 account fee for Ivy InvestEd Plan accounts with a balance of less than $25,000 will be assessed annually at the close of business on the second Tuesday of December.

[3]	Through July 31, 2017, Ivy Investment Management Company (IICO), the Fund’s investment manager, has contractually agreed to reduce the management fee paid by the Fund by an annual rate of 0.16% of average daily net assets. Prior to that date, the reduction may not be terminated by IICO or the Board of Trustees.

[4]	Through July 31, 2017, IICO, Ivy Distributors, Inc. (IDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses for Class E shares at 1.31%. Prior to that date, the expense limitation may not be terminated by IICO, IDI, WISC or the Board of Trustees.

[5]	Through July 31, 2017, IDI and/or WISC have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class Y shares do not exceed the total annual ordinary fund operating expenses of the Class A shares, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated by IDI, WISC or the Board of Trustees.

[6]	The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because (a) it has been restated to reflect a change in the Fund’s contractual waiver and (b) the Fund has a voluntary waiver that is not reflected above.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that expenses were capped for a one-year period, as indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$727	$1,080	$1,455	$2,506
Class B Shares	679	1,189	1,624	2,954
Class C Shares	222	718	1,241	2,674
Class E Shares	721	1,189	1,682	3,034
Class I Shares	115	393	692	1,542
Class R Shares	175	575	1,001	2,188
Class R6 Shares	99	343	607	1,360
Class Y Shares	142	474	830	1,832

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$727	$1,080	$1,455	$2,506
Class B Shares	279	889	1,524	2,954
Class C Shares	222	718	1,241	2,674
Class E Shares	721	1,189	1,682	3,034
Class I Shares	115	393	692	1,542
Class R Shares	175	575	1,001	2,188
Class R6 Shares	99	343	607	1,360
Class Y Shares	142	474	830	1,832

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies

Ivy Cundill Global Value Fund invests primarily in equity securities of issuers located throughout the world, including emerging market countries, which Mackenzie Financial Corporation (Mackenzie), the Fund’s investment subadviser, believes are trading below their estimated “intrinsic value.” Mackenzie’s Cundill investment team is responsible for the management of the Fund, applying the investment philosophy championed by Peter Cundill and Benjamin Graham, including adherence to a deep value “Contrarian” style of investing. A company’s “intrinsic value” is the estimated business value, as determined through Mackenzie’s analysis of the company’s financial statements (and includes factors such as financial capacity on the balance sheet, earnings, cash flows, dividends, business prospects, management capabilities and other catalysts for potentially increasing shareholder value). A “Contrarian” investment style seeks to identify companies that may have experienced adverse developments or negative investor sentiment, causing its securities to be out of favor or potentially undervalued, but which may offer promising future growth prospects.

Mackenzie utilizes a bottom-up (researching individual issuers), fundamental research driven approach in its selection of securities for the Fund. As Mackenzie maintains a global focus with no index, sector, or country allocation constraints, the Fund may invest in issuers located in any country, in a company of any size and in issuers of any industry. The Fund may invest up to 100% of its total assets in foreign securities. The Fund typically invests in equity securities, but Mackenzie looks at all levels of the capital structure to find what it believes is the best value. The Fund typically holds a limited number of stocks (generally 30 to 60).

Under normal circumstances, the Fund invests at least 40% (or, if Mackenzie deems it warranted by market conditions, at least 30%) of its total assets in securities of non-U.S. issuers. Under normal circumstances, the Fund will allocate its assets among at least three different countries (one of which may be the United States).

Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various additional foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

A security typically is sold when Mackenzie determines that its target value has been reached, or when a security’s fundamentals decline. Moreover, Mackenzie may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■	Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries. Emerging markets are more susceptible to capital controls, governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less efficient trading markets.

■	Foreign Currency Risk. Foreign securities may be denominated in foreign currencies. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

■	Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

■	Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; social, political or economic instability; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; adverse foreign tax consequences; different and/or less stringent financial reporting standards; and settlement, custodial or other operational delays. The risks may be exacerbated in connection with investments in emerging markets. World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

■	Holdings Risk. The Fund typically holds a limited number of stocks (generally 30 to 60), and the Fund’s portfolio manager also tends to invest a significant portion of the Fund’s total assets in a limited number of stocks. As a result, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s NAV than it would if the Fund invested in a larger number of securities or if the Fund’s portfolio manager invested a greater portion of the Fund’s total assets in a larger number of stocks.

■	Management Risk. Fund performance is primarily dependent on Mackenzie’s skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.

■	Market Risk. Markets can be volatile, and the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in volatility in the financial markets, both U.S. and foreign. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. These circumstances also have decreased liquidity in some markets and may continue to do so. In addition, certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

■	Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

■	Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of Mackenzie, undervalued. The value of a security believed by Mackenzie to be undervalued may never reach what is believed to be its full value, such security’s value may decrease or such security may be appropriately priced.

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the Fund’s returns with those of a broad-based securities market index and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Fund.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary. Return After Taxes on Distributions and Sale of Fund Shares may be better than Return Before Taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyinvestments.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 20.54% (the first quarter of 2012) and the lowest quarterly return was -19.75% (the third quarter of 2011). The Class A return for the year through June 30, 2016 was -4.70%.

Average Annual Total Returns

as of December 31, 2015	1 Year	5 Years	10 Years (or Life of Class)
Class A
Return Before Taxes	-16.63%	0.70%	0.98%
Return After Taxes on Distributions	-16.80%	0.65%	0.67%
Return After Taxes on Distributions and Sale of Fund Shares	-9.27%	0.53%	0.83%
Class B
Return Before Taxes	-16.12%	0.59%	0.82%
Class C
Return Before Taxes	-12.08%	1.29%	0.98%
Class E (began on 04-02-2007)
Return Before Taxes	-16.60%	0.81%	-0.39%
Class I (began on 04-02-2007)
Return Before Taxes	-11.17%	2.41%	0.82%
Class R (began on 12-19-2012)
Return Before Taxes	-11.63%	N/A	2.71%
Class R6 (began on 07-31-2014)
Return Before Taxes	-10.99%	N/A	-12.90%
Class Y
Return Before Taxes	-11.38%	2.24%	2.04%

Indexes	1 Year	5 Years	10 Years
MSCI ACWI Value Index (reflects no deduction for fees, expenses or taxes)	-6.26%	4.79%	3.69%
Lipper Global Multi-Cap Value Funds Universe Average (net of fees and expenses)	-4.12%	5.46%	4.48%

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO) and subadvised by Mackenzie Financial Corporation (Mackenzie).

Portfolio Managers

Jonathan D. Norwood, Vice President, Investments, and Portfolio Manager for Mackenzie, and Richard Y.C. Wong, Vice President, Investments, and Portfolio Manager for Mackenzie, have managed the Fund since March 2016.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge, on any business day through your broker-dealer or financial advisor (all share classes), by writing to WI Services Company, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 800.777.6472) or internet (www.ivyinvestments.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on the Fund’s shareholder servicing system, such as for Class R and Class R6 shares, please contact your selling broker-dealer, plan administrator or third-party record keeper to purchase or sell shares of the Fund. The Fund’s Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IDI may reduce or waive the minimums in some cases:

For Class A, Class C and Class E:
To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class I, Class R, Class R6 and Class Y:
Please check with your selling broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

IVSUM-ICDAX